Dear valued customer:

With the market being so volatile you may feel unsure about how – or even whether – to invest.  This is not surprising given the media focus on sensational stories.  Despite negative news and the markets ups and downs there is solid ground on which you can base your decisions. Your registered representative is available and now may be a good time to contact them to review your current strategy and your long term financial goals.

Inside this book you will find semi-annual reports dated June 30, 2008, for the 41 investment subaccounts available through your Kansas City Life Insurance Company Century II variable contract.

Please call your registered representative or Kansas City Life at 800-616-3670 if you have questions about the Semi-Annual Report of Funds or your Century II variable contract. You can also access information about your Century II variable contract(s) at www.kclife.com.

For more than 112 years, Kansas City Life has remained committed to helping customers build a financially sound future for themselves and their families. We appreciate your business and thank you for the trust you have placed in us.

Sincerely,

R. Philip Bixby, President, CEO and Chairman of the Board

Kansas City Life’s Century II Variable Product Series is distributed through Sunset Financial Services Inc.

3520 Broadway, Kansas City, MO 64111, 816-753-7000. Member FINRA/SIPC.